                                      Securities and Exchange Commission
                                             Washington, D.C. 20549

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                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 2003

                                          The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  1-16517                                06-0493340
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    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of Principal Executive Offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
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                                                     NOT APPLICABLE
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                           (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.       REGULATION FD DISCLOSURE

              On July 16, 2003, The Phoenix Companies, Inc. announced in a news release its shareholder odd-lot buy/sell program. This release is included in this current report as Exhibit 99.1.

ITEM 7.       EXHIBITS

              99.1 News release of The Phoenix Companies, Inc. dated July 16, 2003, regarding its program to provide owners of fewer than 100 shares of its common stock with the opportunity to either sell all of their shares or purchase enough additional shares to increase their holdings to 100 shares.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PHOENIX COMPANIES, INC.

Date: July 16, 2003                By:     /s/ Carole A. Masters
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                                           Name:     Carole A. Masters
                                           Title:    Vice President